                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


  Date of Report (Date of Earliest Event Reported) January 16, 2004
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                         Twin Disc, Incorporated
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        (exact name of registrant as specified in its charter)


         WISCONSIN                              39-0667110
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(State or other jurisdiction of     (IRS Employer Identification No.)
incorporation or organization)

1328 Racine Street               Racine, Wisconsin 53403
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(Address of principal executive offices)

Registrant's telephone number, including area code:    (262)638-4000
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Item 7  Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit 99.1  Press Release dated January 16, 2004.

Item 9.  Regulation FD Disclosure and

Item 12. Results of Operation and Financial Condition

Twin Disc, Inc. has reported its 2nd quarter 2004 financial results. The Company's press release dated January 16, 2004 announcing the results is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information in this Current Report is being furnished pursuant to Items 9 and 12 of Form 8-K and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. The Current Report will not be deemed an admission by the Company as to the materiality of any information in this report that is required to be disclosed solely by Items 9 or 12. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of January 16, 2004, and may change thereafter.
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                               SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Twin Disc, Inc.
                                          /s/ Fred H. Timm
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                                          Fred H. Timm
                                          Chief Accounting Officer